UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ______________________________
 FORM 8-K
 ______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 9, 2023
 ______________________________
LIFEVANTAGE CORPORATION
(Exact name of registrant as specified in its charter)
______________________________

Delaware	001-35647	90-0224471
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
3300 Triumph Blvd., Suite 700
Lehi, Utah 84043
(Address of principal executive offices, including zip code)
(801) 432-9000
(Registrant's telephone number)
_____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Common Stock, par value $0.0001	LFVN	The Nasdaq Stock Market LLC
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
On August 9, 2023, LifeVantage Corporation (the “Company”) confirmed receipt of notice from Bradley L. Radoff of his intent to nominate three individuals to stand for election to the Company’s Board of Directors (the “Board”) at the Company’s fiscal year 2024 annual meeting of stockholders (the “Annual Meeting”).
The Board will review Mr. Radoff’s proposed nominees and present its recommendations in the Company’s definitive proxy statement, which will be filed with the U.S. Securities and Exchange Commission (the “SEC”) and mailed to all stockholders eligible to vote at the Annual Meeting. The Company’s stockholders are not required to take any action at this time.
Important Additional Information
The Company intends to file a proxy statement and WHITE proxy card with the SEC in connection with the Annual Meeting and, in connection therewith, the Company, its directors and certain of its executive officers will be participants in the solicitation of proxies from the Company’s stockholders in connection with such meeting. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING WHITE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. The Company’s definitive proxy statement for the fiscal year 2023 annual meeting of stockholders, filed on September 30, 2022, contains information regarding the direct and indirect interests, by security holdings or otherwise, of the Company’s directors and executive officers in the Company’s securities. Information regarding subsequent changes to their holdings of the Company’s securities can be found in the SEC filings on Forms 3, 4, and 5, which are available on the Company’s website at investor.lifevantage.com/financial-information/sec-filings or on the SEC’s website at www.sec.gov. Information can also be found in the Company’s other SEC filings, including its Annual Report on Form 10-K for the year ended June 30, 2022. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the definitive proxy statement and other materials to be filed with the SEC in connection with the Annual Meeting. Stockholders will be able to obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge on the SEC’s website at www.sec.gov. Copies will also be available at no charge on the Company’s website at investor.lifevantage.com/financial-information/sec-filings.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 14, 2023	LIFEVANTAGE CORPORATION By: /s/ Steven R. Fife Name: Steven R. Fife Title: President and Chief Executive Officer